SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 24, 2004

The Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001, including the Series 2004-MC Supplement, dated as of June 24, 2004, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as trustee, and the Indenture, dated as June 24, 2004, including the Series 2004-1 Indenture Supplement, dated as of June 24, 2004, between Mellon Bank PFL Master Note Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, each in connection with the issuance of Mellon Bank PFL Master Note Trust, Class A Floating Rate Notes, Class B Floating Rate Notes and Class C Floating Rate Notes, Series 2004-1.

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)

(Exact name of registrant as specified in its charter)

United States	333-113957-02 and 333-116609-02	25-0659306
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code,

of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

New York	333-113957-01 and 333-116609-01	51-0015912
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code,

of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-113957-03 and 333-116609-03	51-6522553
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

c/o Chase Manhattan Bank, USA, National Association

1201 N. Market Street

Wilmington, DE 19801

(302) 428-3372

Carl Krasik, Esq.

Mellon Financial Corporation

Suite 1910

Pittsburgh, PA 15258-0001

(412) 234-5222

(Address, including zip code, and telephone number, including area code,

of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-113957 and 333-116609	51-6522553
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center

Pittsburgh, Pennsylvania 15258

(412) 234-5000

(Address, including zip code, and telephone number, including area code,

of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

1.1	Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank PFL Master Note Trust, as issuer, Mellon Bank Premium Finance Loan Owner Trust, as transferor, and Citigroup Global Markets Inc., as Representative of the several Underwriters, dated June 16, 2004.

4.2	Series 2004-MC Supplement to the PSA, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as trustee, dated as of June 24, 2004.

4.3	Indenture, between Mellon Bank PFL Master Note Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 24, 2004.

4.4	Indenture Supplement, between Mellon Bank PFL Master Note Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 24, 2004.

4.5	Amended and Restated Trust Agreement, among Mellon Premium Finance Loan Owner Trust, as depositor, Mellon Bank, N.A., as administrator, and Chase Manhattan Bank USA, National Association, as owner trustee, dated as of June 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A.

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST
By:	Mellon Bank N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
By:	Mellon Bank N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST
By:	Mellon Bank N.A., as Administrator

By:	/s/ MICHAEL A. BRYSON
Name:	Michael A. Bryson
Title:	Executive Vice President & Chief Financial Officer

Dated: July 2, 2004

Exhibit Index

1.1	Underwriting Agreement, among Mellon Bank, N.A., as seller, Mellon Bank PFL Master Note Trust, as issuer, Mellon Bank Premium Finance Loan Owner Trust, as transferor, and Citigroup Global Markets Inc., as Representative of the several Underwriters, dated June 16, 2004.

4.2	Series 2004-MC Supplement to the PSA, among Mellon Premium Finance Loan Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists, Inc., as back-up servicer, Premium Financing Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as trustee, dated as of June 24, 2004.

4.3	Indenture, between Mellon Bank PFL Master Note Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 24, 2004.

4.4	Indenture Supplement, between Mellon Bank PFL Master Note Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, dated as of June 24, 2004.

4.5	Amended and Restated Trust Agreement, among Mellon Premium Finance Loan Owner Trust, as depositor, Mellon Bank, N.A., as administrator, and Chase Manhattan Bank USA, National Association, as owner trustee, dated as of June 24, 2004.